STATEMENT OF ADDITIONAL INFORMATION
BISHOP STREET FUNDS
April 30, 2007,
as supplemented January 4, 2008
Investment Adviser:
Bishop Street Capital Management
(the “Adviser”)
This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Bishop Street Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectuses, each dated April 30, 2007. This SAI relates to the following series of the Trust (each a “Fund” and collectively, the “Funds”):
Large Cap Core Equity Fund
Strategic Growth Fund
High Grade Income Fund
Hawaii Municipal Bond Fund
Money Market Fund
Treasury Money Market Fund
This SAI is incorporated by reference into the Trust’s prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained without charge by calling 1-800-262-9565.
The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2006, are herein incorporated by reference and deemed to be part of this SAI. A copy of the 2006 Annual Report must accompany the delivery of this SAI.
BSF-SX-002-0600

THE TRUST
General. Each Fund is a separate series of the Trust, an open-end management investment company. The Trust is organized under Massachusetts law as a business trust under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (known as shares) and separate classes of Funds. Each Fund (except the Hawaii Municipal Bond Fund) is a diversified investment company.
Shareholders may purchase shares in certain Funds through two separate classes, Class A and Class I, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A Shares and the Class I Shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see “Description of Shares” for more information.

Fund	Class I Shares	Class A Shares
Large Cap Core Equity Fund	x
Strategic Growth Fund	x
High Grade Income Fund	x
Hawaii Municipal Bond Fund	x	x
Money Market Fund	x	x
Treasury Money Market Fund	x
Voting Rights. Each share held entitles the shareholder of record to one vote for each dollar invested. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval, which they may exercise if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
DESCRIPTION OF PERMITTED INVESTMENTS
     The following information supplements the information about permitted investments set forth in the prospectuses.

FUND INVESTMENTS AND PRACTICES

Legend

%	- Maximum percentage permissible. All percentages shown are of total assets unless otherwise noted.

√	- No policy limitation; Fund may be currently using.

*	- Permitted, but not typically used.

-	- Not permitted.
Money Market Funds

Treasury
	Money Market	Money Market
	Fund	Fund
Traditional Investments
Asset-Backed Securities	√ [1]	—
Bank Obligations	√	—
Commercial Paper	√ [1]	—
Corporate Debt Obligations	√ [2]	—
Municipal Securities	√ [3]	—
Repurchase Agreements	√	√ [4]
U.S. Government Agency and Treasury Obligations	√	√ [5]
Zero Coupon Obligations	√	√ [5]
Variable and Floating Rate Instruments	√	—
Yankee Bonds	√	—
Investment Practices
Borrowing	33%	33%
Illiquid Securities	10%[6]	10%[6]
Securities Lending	33 1/3%	33 1/3%
Standby Commitments	33%	33%
When-Issued Securities	33%	33%

1.	Rated in the highest short-term rating category by S&P or Moody’s, or unrated equivalent.

2.	With remaining maturities of not more than 397 days rated, at the time of investment, in the highest short-term rating category by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or, if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings or, if not a rated security as defined by Rule 2a-7, determined by the sub-adviser to be of comparable quality.

3.	Rated in one of the two highest rating categories by S&P or Moody’s, or unrated equivalent.

4.	Limited to repurchase agreements involving U.S. Treasury Obligations.

5.	Limited to U.S. Treasury Obligations.

6.	Percentage based on net assets, not total assets.

	Large Cap Core	Strategic Growth	Hawaii Municipal	High Grade Income
	Equity Fund	Fund	Bond Fund	Fund
ADRs	*	*	—	—
Asset-Backed Securities	—	—	—	35%[1]
Bank Obligations	—	—	—	35%[2]
Commercial Paper	—	—	—	35%[2]
Convertible Debt Securities	—	—	—	—
Convertible Equity Securities	—	*	—	—
Corporate Debt Obligations	—	—	20%[4]	√ [2,5]
Equity Securities	√	√	—	—
Futures	10%	*	—	—
Investment Company Shares	10%	10%	10%	10%
Mortgage-Backed Securities	—	—	—	35%[6]
Municipal Securities	—	—	√ [7]	20%
Options	—	*	—	—
Repurchase Agreements	—	*	20%[4]	20%
Restricted Securities	—	15%	15%	15%
Securities of Foreign Issuers	*	*	—	√ [2]
Supranational Agency Obligations	—	—	—	35%[8]
U.S. Government Agency and Treasury Obligations	—	—	20%[4]	√ [9]
Variable & Floating Rate Instruments	—	—	√	√
Zero Coupon Obligations	—	—	√	√
Borrowing	33%	33%	33%	33%
Illiquid Securities	15%[4]	15%[4]	15%[4]	15%[4]
Securities Lending	33 1/3%	33 1/3%	33 1/3%	33 1/3%
Standby Commitments	33%	33%	33%	33%
When-Issued Securities	33%	33%	33%	33%

1.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalents.

2.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent.

3.	May not invest more than 20% in convertible debt securities.

4.	Percentage is based on net assets, not total assets.

5.	May invest up to 20% of the Fund’s net assets in securities rated BBB by S&P or BAA by Moody’s, or unrated equivalent.

6.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent including privately issued mortgage-backed securities rated A or higher by S&P or Moody’s, or unrated equivalents.

7.	Shall invest at least 80% of its net assets, under normal circumstances, in investment grade municipal bonds the interest from which is exempt from federal and Hawaii state income taxes.

8.	May not invest more than 20% in obligations not rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent.

9.	May invest in U.S. Treasury Receipts.
AMERICAN DEPOSITARY RECEIPTS (“ADRs”) are securities typically issued by U.S. financial institutions (depositaries). ADRs represent ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without the participation of the issuer of the underlying security.

ADJUSTABLE RATE MORTGAGE SECURITIES (“ARMs”) are pass-through certificates representing ownership in a pool of adjustable rate mortgages. ARMs make monthly payments based on a pro rata share of interest and principal payments, and prepayments of principal on the pool of underlying mortgages. The adjustable rate feature reduces, but does not eliminate, price fluctuations in this type of mortgage-backed security.
ASSET-BACKED SECURITIES are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be obligations, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.
BANK OBLIGATIONS are SHORT-TERM OBLIGATIONS issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, custodial receipts, and time deposits.
COMMERCIAL PAPER is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations, and other entities that have maturities generally from a few days to nine months.
EQUITY SECURITIES represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:
•	Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
FOREIGN SECURITIES — U.S. dollar denominated obligations of foreign issuers may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits and investments in Canadian Commercial Paper, foreign securities and Europaper. American Depositary Receipts have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
FUTURES AND OPTIONS ON FUTURES — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.
     An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.
     When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the Investment Company Act of 1940 (the “1940 Act”) or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.
     A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.
     A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.
     There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
GNMA SECURITIES — Securities issued by the Government National Mortgage Association (“GNMA”), a wholly-owned U.S. government corporation, guarantee the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are “passed through” to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.
GOVERNMENT PASS-THROUGH SECURITIES are securities issued or guaranteed by an U.S. government agency representing an interest in a pool of mortgage loans. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

ILLIQUID SECURITIES are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a mutual fund’s books.
INVESTMENT COMPANY SHARES — Shares of other mutual funds that may be purchased by the Funds to the extent consistent with applicable law. Under these rules and regulations of the 1940 Act, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (i) the Fund would own more than 3% of the total voting stock of the company, (ii) securities issued by any one investment company represented more than 5% of the Fund’s assets, or (iii) securities (other than treasury stock) issued by all investment companies would represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders of the Funds would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.
MORTGAGE-BACKED SECURITIES — Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family properties).
     Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. government or any other entity.
     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.
MUNICIPAL SECURITIES — Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

     General obligation bonds and revenue bonds are debt instruments issued by states and local governments to raise funds for public works. General obligation bonds are backed by the full faith and credit of the issuing municipality, which means that the municipality commits its full resources to paying bondholders, including general taxation and the ability to raise more funds through credit. The ability to back up bond payments with tax funds is what distinguishes general obligation bonds from revenue bonds, which are repaid solely using the revenue generated by the specific project the bonds are issued to fund.
     Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.
     Investments in floating rate instruments will normally involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.
     The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions that the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to determine initially and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.
     Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.
Special Considerations Relating to Hawaii Municipal Securities
     The ability of issuers to pay interest on, and repay principal of, Hawaii municipal securities may be affected by: (1) the general financial condition of the State of Hawaii; (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Hawaii laws and regulations.
     Municipal securities, which are payable only from the revenues derived from a particular facility, may be adversely affected by Hawaii laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws that limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific municipal securities the Hawaii Municipal Bond Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.
General Considerations Relating to State Specific Municipal Securities
     With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state’s legislature in regards to the state’s personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state’s municipal securities for investment by a Fund and the value of a Fund’s investments.
     In addition, in January 2006 the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state’s exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the present term of the United States Supreme Court, which commenced on October 1, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by a Fund to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of the Fund’s shares.
OPTIONS — Put and call options for the various securities and indices are traded on national securities exchanges. As consistent with the Strategic Growth Fund’s investment objective, options may be used from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.
     A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Funds may enter into a “closing transaction” — the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.
     Although the Funds may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the

Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Funds are permitted to engage in option transactions with respect to securities that are permitted investments and related indices. If the Funds write call options, they will write only covered call options.
OTHER INVESTMENTS — The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company. However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the sub-advisers.
PRIVATE PASS-THROUGH SECURITIES are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.
     Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Funds, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate.
RESTRICTED SECURITIES are securities that may not be sold to the public without registration under the Securities Act of 1933 (the “1933 Act”) or an exemption from registration. Permitted investments for the Funds include restricted securities, and the Fund may invest up to 15% (10% for money market funds) of its net assets in illiquid securities, subject to the Fund’s investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.
SECURITIES LENDING — Each of the Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.
STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.
STRIPPED MORTGAGE-BACKED SECURITIES (“SMBs”) are usually structured with two classes that receive specified proportions of monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, and the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact of prepayment of principal on the underlying mortgage securities.
SUPRANATIONAL AGENCY OBLIGATIONS are debt obligations established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.
U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality.

U.S. TREASURY OBLIGATIONS consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Funds’ custodian holds the income from the receipts for the benefit of the receipt owners.
VARIABLE AMOUNT MASTER DEMAND NOTES are debt obligations that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.
VARIABLE AND FLOATING RATE INSTRUMENTS involve certain debt obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.
WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.
     Segregated accounts will be established with the Funds’ custodian and the Funds will maintain liquid assets in an amount at least equal in value to the Funds’ commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.
YANKEE BONDS are U.S. dollar denominated debt obligations issued by the U.S. by foreign banks and corporations.
ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.
INVESTMENT LIMITATIONS
Fundamental Policies
     Each Fund’s investment goal and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.
A Fund may not:
1.	Invest more than 25% of its assets in any one industry, except that (1) the Money Market Funds may do so with respect to U.S. government obligations and U.S. bank obligations, and (2) the Strategic Growth Fund may concentrate in an industry (or group of industries) to approximately the same extent that their sub-adviser’s quantitative models generate a concentration in that industry (or group of industries). This limitation does not apply to the Hawaii Municipal Bond Fund, but the Fund will not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.

2.	Invest more than 5% of its assets in the securities of any one issuer (except for the Hawaii Municipal Bond Fund).

3.	Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund’s net assets (except that this restriction does not apply to the Hawaii Municipal Bond Fund).

4.	Invest in companies for the purpose of exercising control.

5.	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund’s assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

6.	Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements; and (c) each Fund may engage in securities lending.

7.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

8.	Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds (other than the Money Market and Treasury Money Market Funds) may invest in companies which invest in real estate, and in commodities contracts.

9.	Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11.	Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.

12.	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13.	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.
In addition, the Hawaii Municipal Bond Fund:
14.	Shall invest at least 80% of its net assets, under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.
Non-Fundamental Policies
     The following investment limitations are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval.
1.	No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets (except for all money market funds, for which the limit is 10%).

2.	The Large Cap Core Equity Fund shall invest at least 80% of its net assets, under normal circumstances, in common stocks and other equity securities of issuers with a market capitalization in excess of $5 billion. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

3.	The High Grade Income Fund shall invest at least 80% of its net assets, under normal circumstances, in high-grade U.S. dollar-denominated debt obligations. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

4.	The Treasury Money Market Fund shall invest at least 80% of its assets, under normal circumstances, in U.S. Treasury obligations (including repurchase agreements fully-collateralized by U.S. Treasury obligators). This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.
     The foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.
THE ADVISER
     General. The Adviser, Bishop Street Capital Management, is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The Adviser is affiliated with two of the Sub-Advisers, BNP PAM and FFTW (see below), which are also subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in over 85 countries. BNP Paribas has three core lines of business that operate independently within the organization: investment banking, asset management and specialized financial services. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund’s investment program, subject to the supervision of, and policies established by the Trustees of the Trust. The principal business address of the Adviser is 999 Bishop Street, Honolulu, Hawaii 96813. As of December 31, 2006, total assets under management were approximately $2.48 billion.
     Advisory Agreement with the Trust. The Trust and First Hawaiian Bank entered into an advisory agreement (the “Advisory Agreement”) dated March 31, 1999. BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9, 1999, the Board of Trustees of the Trust approved Bishop Street Capital Management as the new adviser to the Funds. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Funds under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
     The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in a Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.
     The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.
     Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.74% of the daily average net assets of each of the Strategic Growth and the Large Cap Core Equity Funds, 0.55% of the daily average net assets of the High Grade Income Fund, 0.35% of the daily average net assets of the Hawaii Municipal Bond Fund and 0.30% of the daily average net assets of the Money Market and Treasury Money Market Funds. Advisory fees are charged separately for each Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets.
For Fiscal Years Ended December 31:

	Advisory Fees Paid by Fund			Advisory Fees Voluntarily Waived by Adviser
Fund	2004	2005	2006	2004	2005	2006
Large Cap Core Equity Fund	*	*	$358,501	*	*	$16,096
Strategic Growth Fund	$425,504	$744,346	$1,019,485	$0	$0	$0
High Grade Income Fund	$793,881	$793,499	$747,238	$165,840	$184,923	$170,184
Hawaii Municipal Bond Fund	$623,062	$623,723	$596,805	$158,846	$185,192	$173,701
Money Market Fund	$689,599	$618,055	$658,445	$230,745	$272,668	$279,913
Treasury Money Market Fund	$729,404	$709,651	$592,809	$395,147	$447,152	$388,882

*	Not in operation during this period.
THE SUB-ADVISERS
BNP Paribas Asset Management, Inc.
     General. BNP Paribas Asset Management, Inc. (“BNP PAM”) serves as the Strategic Growth Fund’s Sub-Adviser and manages the Fund’s portfolio on a day-to-day basis. BNP PAM selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and FFTW and a subsidiary of BNP Paribas. BNP PAM is an investment adviser registered as such with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals (“associated persons”, as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SAS (“BNP PAM SAS”). As of December 31, 2006, BNP PAM SAS had

approximately $7.3 billion in assets under management for U.S. equity products and approximately $430.6 billion in assets under management worldwide.
     Sub-Advisory Fees Paid to BNP PAM. The Adviser entered into a sub-advisory agreement with BNP PAM dated July 1, 2002 (the “BNP PAM Sub-Advisory Agreement), relating to the Strategic Growth Fund. Under the BNP PAM Sub-Advisory Agreement, BNP PAM is entitled to fees calculated daily and paid monthly at an annual rate of 0.37% of the Strategic Growth Fund’s average daily net assets (less any waivers). These fees are paid by the Adviser; BNP PAM receives no advisory fees directly from the Fund. For the fiscal years ended December 31, 2006, December 31, 2005, and December 31, 2004, BNP PAM received advisory fees of $509,742, $354,953, $222,752, respectively, and waived $0 of those fees.
Fischer Francis Trees & Watts, Inc. and its Affiliates
     General. Fischer Francis Trees & Watts, Inc. (“Fischer Francis”) and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as “FFTW”) serve as a Sub-Adviser and manage the assets of the Money Market and Treasury Money Market Funds under the supervision of the Adviser and the Board of Trustees. Fischer Francis is wholly-owned by Charter Atlantic Corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation. Fischer Francis owns approximately 99% of Fischer Francis Trees & Watts. Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha are each wholly-owned by Fischer Francis. FFTW is an affiliate of the Adviser and BNP PAM. As of December 31, 2006, FFTW had approximately $39 billion in assets under management.
     Sub-Advisory Fees Paid to FFTW. The Trust and the Adviser entered into a sub-advisory agreement with FFTW relating to the Money Market and Treasury Money Market Funds on April 29, 2005 (the “FFTW Sub-Advisory Agreement”). A new sub-advisory agreement was entered into on December 15, 2006. Under the FFTW Sub-Advisory Agreement, FFTW is entitled to fees calculated daily and paid monthly at an annual rate of 0.060% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, up to $500 million and 0.020% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, in excess of $500 million. These fees are paid by the Adviser; FFTW receives no advisory fees directly from these Funds. FFTW received no sub-advisory fees from the Adviser for the fiscal year ended December 31, 2004.

For Fiscal Years Ended December 31:

				Sub-Advisory Fees Waived by
	Sub-Advisory Fees Paid by Adviser			Wellington/FFTW*
Fund	2004	2005	2006	2004	2005	2006
Money Market Fund	$143,666	$126,970	$131,689	$0	$0	$0
Treasury Money Market Fund	$151,959	$145,436	$118,562	$0	$0	$0

*	Prior to April 28, 2005, Wellington Management Company, LLP was the sub-adviser to the Money Market Fund and the Treasury Money Market Fund.
Lotsoff Capital Management
     General. Lotsoff Capital Management (“Lotsoff”) serves as the Large Cap Core Equity Fund’s sub-adviser and manages the Fund’s portfolio on a day-to-day basis. Lotsoff selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. Lotsoff is an investment adviser registered as such with the SEC under the Advisers Act. As of December 31, 2006, Lotsoff had approximately $5.8 billion in assets under management.
     Sub-Advisory Fees Paid to Lotsoff. The Trust and the Adviser entered into a sub-advisory agreement with Lotsoff relating to the Large Cap Core Equity Fund on October 17, 2005 (the “Lotsoff Sub-Advisory Agreement”). Under the Lotsoff Sub-Advisory Agreement, Lotsoff is entitled to fees calculated daily and paid monthly at an annual rate of 0.24% of the aggregate average daily net assets of the Large Cap Core Equity Fund up to (but not including) $300 million, 0.225% of the aggregate average daily net assets of the Fund up to (but not including) $1 billion and 0.20% of the aggregate average daily net assets of the Fund in excess of $1 billion. These fees are paid by the Adviser; Lotsoff receives no advisory fees directly from the Fund. For the fiscal year ended December 31, 2006, Lotsoff received $116,268 of advisory fees and waived $0 of those fees.
THE PORTFOLIO MANAGERS
     This section includes information about each Fund’s portfolio managers (except for the money market funds for which such information is not required), including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Compensation
     Bishop Street Capital Management. The Adviser compensates each portfolio manager for his management of the Funds. All portfolio managers’ compensation consists of an annual salary, discretionary bonus and deferred compensation through the bank’s 401(k) and profit sharing plan. The Adviser’s profitability is a factor in determining the bonus pool availability; however, any bonus amounts paid are purely discretionary.

     BNP PAM. BNP PAM compensates each portfolio manager for management responsibilities. BNP PAM offers a global remuneration policy based on market levels, as well as each staff member’s level of service and expertise. In addition to an employee’s base salary, there is also a bonus designed to reward superior performance. The variable part of the compensation system may represent up to 50% or more of total compensation and, for senior staff members, there is a stock option program based on BNP Paribas shares listed on the Paris Bourse. The overall amount available for such incentives is essentially driven by the company’s global results and the allocation of these options is then based on individual performance.
     BNP PAM is a 100% consolidated subsidiary of its parent, BNP Paribas Group. An employee share purchase program (of BNP Paribas shares) subject to certain vesting rules is made available to all employees.
     For portfolio managers, BNP PAM’s remuneration policy is as follows:
     The fixed salary reflects each portfolio manager’s level of service and expertise, and takes into consideration salary levels in the marketplace.
     There is no exact formula for calculating bonuses. The bonus, paid annually, takes into account the following factors:
•	The performance of the portfolios managed by the fund manager, compared to a benchmark (in this case, the Standard & Poor’s 500) or compared to competitors, over a three year period;

•	The contribution of the fund manager to business development and to client service; and

•	Their contribution to the development of the investment process. For instance, the fund manager monitors the research that is carried out by analysts and generates ideas or adjustments that should be researched.
     For some portfolio managers whose fixed salaries are particularly high, a portion of the bonus is paid in shares that can be sold during the following three years. In addition, BNP PAM’s Board of Directors can attribute a stock option program to those who generated exceptional performances.
     Lotsoff. Lotsoff compensates each portfolio manager for management responsibilities. Portfolio manager salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Large Cap Core Equity Fund or on the value of the assets held in the Fund’s portfolio. The portfolio managers are each partners of Lotsoff and receive a bonus based on the profitability of the equity operations of Lotsoff. Profitability is determined by subtracting direct operating expenses from the gross revenue for the division.
     Lotsoff’s equity portfolio managers’ earnings include a base salary plus an amount based upon the revenue generated in the equity division. Employees receive a salary plus a subjective bonus based both upon individual performance and the overall profitability of the firm. In addition, both partners and employees participate in a Profit Sharing and a 401(k) Plan in which matching contributions are based upon the firm’s profitability.

     Lotsoff offers ownership opportunities to key professionals to provide incentive for longevity. In addition, the equity portfolio management team has an attractive revenue sharing agreement, which helps keep them at the firm.
Portfolio Manager Ownership
     As of the most recently completed fiscal year, none of the portfolio managers had “beneficial ownership” of shares of the Funds. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
Management of Other Accounts
     In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts as shown in the tables below. All information is as of the most recently completed fiscal year unless noted otherwise. None of the accounts are subject to a performance-based advisory fee.
     Bishop Street Capital Management:

	Registered Investment Companies		Other Pooled Investment Vehicles		Separate Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Kenneth Miller	0	$0	0	$0	54	$111.5
Jennifer Carias	0	$0	0	$0	142	$610
Mike Hirai*	0	$0	0	$0	42	$509
Stephanie Chun*	0	$0	0	$0	97	$355.3

*	Valuation date is December 10, 2007.
     BNP PAM:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
H. Goyé	0	$0	6	$2,881.5	3	$4,305.07
M-L Diaz Blanco	0	$0	6	$2,881.5	3	$4,305.07
N. Jacquesson	0	$0	6	$2,881.5	3	$4,305.07
E. Levy	0	$0	6	$2,881.5	3	$4,305.07
B. Taillardat	0	$0	6	$2,881.5	3	$4,305.07

     Lotsoff:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Joseph N. Pappo	2	$257	12	$502	5,289	$2,860
Donald W. Reid	2	$257	12	$502	5,289	$2,860
Conflicts of Interests
     The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
THE ADMINISTRATOR
     General. SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) (the “Administrator”), a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust’s principal underwriter, SEI Investments Distribution Co., are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.
     Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Funds.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.
     Administration Fees Paid to the Administrator. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of each Fund.
For Fiscal Years Ended December 31:

				Administrative Fees Voluntarily
	Administrative Fees Paid by Fund			Waived by Administrator
Fund	2004	2005	2006	2004	2005	2006
Large Cap Core Equity Fund	*	*	$96,890	*	*	$41,264
Strategic Growth Fund	$115,001	$201,175	$275,536	$50,033	$87,534	$117,721
High Grade Income Fund	$288,684	$288,545	$271,723	$125,593	$125,474	$116,114
Hawaii Municipal Bond Fund	$356,036	$356,414	$341,031	$231,423	$231,668	$221,499
Money Market Fund	$459,733	$412,037	$438,963	$200,002	$179,160	$187,542
Treasury Money Market Fund	$486,270	$473,101	$395,206	$211,548	$205,801	$168,931

*	Not in operation during this period.
THE DISTRIBUTOR
     The Trust and SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to a distribution agreement dated January 27, 1995 (the “Distribution Agreement”) whereby the Distributor acts as a principal underwriter for the continuous offering of the Funds’ shares on a “best efforts” basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.
     The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

     Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund are offered to the public at the net asset value per share plus any applicable front-end sales charges (the “offering price”). The Distributor collects the sales charges and pays a portion of the sales charges to dealers in accordance with the reallowance schedule below. The remainder of the offering price (i.e., the difference between the offering price and the applicable sales charges) is the amount of the purchaser’s investment in the Fund. The Distributor collected and retained sales charges in the amounts shown for the fiscal periods ended December 31, 2004, 2005 and 2006:

				Dollar Amounts of Sales Charges
	Dollar Amount of Sales Charges			Retained by SEI Investments
Fund	2004	2005	2006	2004	2005	2006
Hawaii Municipal Bond Fund	$40,367	$43,332	$11,325	$0	$0	$0
Money Market Fund*	N/A	N/A	N/A	N/A	N/A	N/A

*	Class A Shares of the Money Market Fund do not have a front end sales charge.
     Depending upon the amount of an investment in Class A Shares, the front-end sales charge reallowed to dealers will vary:
Hawaii Municipal Bond Fund

Dealer Reallowance as a Percentage
Investment Amount:	of Offering Price

Less than $50,000	3.00%
$50,000 but less than $100,000	2.75%
$100,000 but less than $250,000	2.25%
$250,000 but less than $500,000	1.25%
$500,000 but less than $1,000,000	1.00%
$1,000,000 and over	0.00%*

*	Even though you do not pay a sales charge on purchases of $1,000,000 or more, the Sponsor may pay dealers a 1% commission for these transactions.
     Each Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to each Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount it pays to third parties.
     For the fiscal year ended December 31, 2006, the Distributor paid the entire amount of fees received under the Service Plan to First Hawaiian Bank for shareholder services that it performed for the Funds’ shareholders.
     Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) for the Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plan is in the best interests of the shareholders. The Plan is expected to benefit the Funds through growth of assets and enhanced shareholder services. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the independent Trustees.
     The Plan provides that Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund will pay the Distributor a fee of .25% of the average daily net assets of the Shares for distribution-related services. From this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. First Hawaiian Bank, an affiliate of the Adviser and BNP PAM, may act as an Agent and receive payments from the Distributor for shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.
     For the fiscal year ended December 31, 2006, the Funds’ Class A Shares incurred the following expenses under the Plan:

			Amount Paid To 3rd
			Parties by the
			Distributor for
			Distribution
	Total (As a % of	Total	Related Services ($
Fund	Net Assets)	($ Amount)	Amount)	Sales Expenses	Printing Costs	Other Costs
Class A
Hawaii Municipal Bond Fund	0.25%	$77,602	$77,602	N/A	N/A	N/A
Money Market Fund	0.25%	$109,941	$109,941	N/A	N/A	N/A
     Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.
THE TRANSFER AGENT
     DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105, serves as the Funds’ transfer agent and dividend-paying agent.
THE CUSTODIAN
     Union Bank of California, N.A. (the “Custodian”), 350 California Street, San Francisco, California 94104, serves as the Funds’ custodian, and is responsible for maintaining the custody of each Fund’s assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA, 19103 serves as the Funds’ independent registered public accounting firm, and is responsible for auditing each Fund’s financial statements.
LEGAL COUNSEL
     Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Funds.
CODES OF ETHICS
     The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the sub-advisers, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics of the Trust, Adviser, sub-advisers, and Distributor is on file with the SEC and is available to the public.
TRUSTEES AND OFFICERS OF THE TRUST
     Board Responsibilities. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing all of the Trust’s Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

     Members of the Board. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and	Principal	Complex
Name and	Held with	Length of	Occupation(s)	Overseen	Other Directorships
Date of Birth	the Trust	Time Served	During Past 5 Years	by Trustee	Held by Trustee

Interested Trustees*

Robert A. Nesher, 8/17/46	Chairman of the Board of Trustees	No set term; served as Chairman since 1998	SEI Employee since 1974. Currently performs various services on behalf of SEI Investments, an affiliate of the Trust’s administrator and distributor, for which Mr. Nesher is compensated.	7	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

William M. Doran, 5/26/40	Trustee	No set term; served since April 2006	Self-Employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, the Administrator and the Distributor.	7	Director of SEI Investments Company, SEI Investments Distribution Co. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust , SEI Tax Exempt Trust, SEI Investments — Global Fund Services Limited , SEI Investments Global Limited.

Independent Trustees*

Charles E. Carlbom, 8/20/34	Trustee	No set term; served since April 2006; previously served as	Self-Employed Business Consultant, Business Projects Inc. since 1997. CEO and President, United	7	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and	Principal	Complex
Name and	Held with	Length of	Occupation(s)	Overseen	Other Directorships
Date of Birth	the Trust	Time Served	During Past 5 Years	by Trustee	Held by Trustee
		Trustee from 1999 through January 2004	Grocers Inc. from 1997 to 2000. Board Member, Oregon Transfer Company.

Mitchell A. Johnson, 3/01/42	Trustee	No set term; served since April 2006	Private Investor since 1994.	7	Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

Betty L. Krikorian, 1/23/43	Trustee	No set term; served since April 2006	Self-Employed Legal and Financial Services Consultant since 2003. State Street Bank Counsel to Global Securities and Cash Operations from 1995 to 2003.	7	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

James M. Storey, 4/12/31	Trustee	No set term; served since April 2006	Attorney, Solo Practitioner since 1994.	7	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and U.S. Charitable Gift Trust.

George J. Sullivan, 11/13/42	Trustee	No set term; served since April 2006	Chief Executive Officer, Newfound Consultants Inc. since 1997.	7	Trustee of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Absolute Return Master Fund, LP, SEI Asset Allocation Trust, SEI Absolute Return Fund, L.P., SEI Opportunity Fund, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Opportunity Master Fund and SEI Tax Exempt Trust.

*	Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as

“Interested Trustees.” Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Trust’s Distributor.
     Board Standing Committees. The Board has established the following standing committees:
     Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter adopted on February 13, 2003. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent auditor and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust’s senior internal accounting executive, if any, the independent auditors’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. The Audit Committee meets periodically, as necessary, and met three times during the Trust’s most recently completed fiscal year.
     Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher, Interested Trustee, currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust’s most recently completed fiscal year.
     Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices. The Nominating Committee meets periodically, as necessary, and did not meet during the Trust’s most recently completed fiscal year.

     Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of each Fund’s shares as of December 31, 2006. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of each Fund’s share class.

Aggregate Dollar Range of
Equity Securities in All Funds
Overseen by Trustee in
	Dollar Range of	Family of Investment
Name of Trustee	Equity Securities in the Trust	Companies
Interested Trustees:
William M. Doran	None	None
Robert A. Nesher	None	None
Independent Trustees:	None	None
James M. Storey	None	None
George J. Sullivan	None	None
Betty L. Krikorian	None	None
Charles E. Carlbom	$10,000 — $50,000 (Strategic Growth Fund)	$10,000 — $50,000
Mitchell A. Johnson	None	None
     Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

		Pension or
		Retirement	Estimated	Total Compensation
		Benefits Accrued	Annual	From Registrant
	Aggregate	as Part of Fund	Benefits Upon	and Fund Complex
Name of Person and Position	Compensation	Expenses	Retirement	Paid to Trustees
William M. Doran *	$0	$0	$0	$0
Robert A. Nesher *	$0	$0	$0	$0
Eugene B. Peters**	$5,900	$0	$0	$5,900
James M. Storey	$5,900	$0	$0	$5,900
George J. Sullivan	$5,900	$0	$0	$5,900
Betty L. Krikorian	$5,900	$0	$0	$5,900
Charles E. Carlbom	$5,900	$0	$0	$5,900
Mitchell A. Johnson	$5,900	$0	$0	$5,900

*	Messrs. Doran and Nesher are Trustees who may be deemed to be “interested” persons of the Trust as the term is defined in the 1940 Act.

**	Served as Trustee until August 26, 2007.

     Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length and term of office and the principal occupations for the last five years of each person currently serving as an executive officer of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

		Term of Office and	Principal	Number of Funds in
Name and Date of	Position with the	Length of Time	Occupation During	the Fund Complex to
Birth	Trust	Served	the Past Five Years	be Overseen

James F. Volk 08/28/62	President	No set term; served since 2006	Senior Operations Officer at SEI Investments, Fund Accounting and Administration since 1996; Assistant Chief Accountant for the U.S. Securities and Exchange Commission’s Division of Investment Management from 1993 to 1996.	7

Timothy D. Barto, 3/28/68	Vice President and Assistant Secretary	No set term; served since 1999	Employed by SEI Investments Company since October 1999. General Counsel, Vice President and Secretary of the Administrator since 2004 and Vice President of SEI Investments Distribution Company, 1999-2003. Associate, Dechert Price & Rhoads (law firm), 1997-1999.	7

Michael Lawson, 10/08/60	Controller and Chief Financial Officer	No set term; served since 2005	Director, SEI Investments Funds Accounting since July 2005. Manager, Funds Accounting, SEI Investments AVP (1995-2005, excluding February 1998 through October 1998).	7

Russell Emery 12/18/62	Chief Compliance Officer	No set term; served since 2006	Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst — Equity Team, SEI Investments, from March 2000 to February 2003.	7

Carolyn Mead, 7/08/57	Vice President and Secretary	No set term; served since 2007	Counsel, SEI Investments since 2007; Associate, Stradley, Ronon, Stevens & Young from 2004 to 2007; Counsel, ING Variable Annuities from 1999 to 2002.	7

James Ndiaye, 9/11/68	Vice President and Assistant Secretary	No set term; served since 2004	Employed by SEI Investments Company since October 2004. Vice President, Deutsche Asset Management from 2003 to 2004. Associate, Morgan, Lewis & Bockius, LLP from 2000 to 2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999 to 2000.	7

Sofia A. Rosala, 2/01/74	Vice President and Secretary	No set term; served since 2004	Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI Investments	7

		Term of Office and	Principal	Number of Funds in
Name and Date of	Position with the	Length of Time	Occupation During	the Fund Complex to
Birth	Trust	Served	the Past Five Years	be Overseen

			Company since September 2001. Account and Product Consultant, SEI Private Trust Company (1998-2001).

Joseph Gallo 4/29/1973	Vice President and Assistant Secretary	No set term; served since 2007	Attorney, Investment Management Legal Department at SIMC since 2007. Associate Counsel at ICMA—RC from 2004 to 2007. Assistant Secretary at The VantageTrust Company in 2007. Assistant Secretary for Vantagepoint Funds from 2006 to 2007.	7

Nicole Welch 09/13/77	AML Officer	No set term; served since 2006	Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000 to 2002.	7
REPORTING
     The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.
PURCHASING AND REDEEMING SHARES
     Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange (“NYSE”) is open for business. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.
     It is currently the Trust’s policy to pay for redemptions in cash. The Trust retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.
     The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the sub-advisers, the Administrator and/or the Custodian are not open for business.
PRICING/DETERMINATION OF NET ASSET VALUE
     General Policy. Fund shares are offered to the public at net asset value per share (plus any applicable sales charges). Net asset value per share is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. The Fund’s valuation policies are based on Section 2(a)(41) of and Rule 2a-4 under the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees.
     Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board of Trustees.
     Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees. The money market funds’ valuation methodologies are based on Rule 2a-7 under the 1940 Act.
     Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.
     Waiver of Sales Charges. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Funds and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (“IRAs”) previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.
     These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Funds, and are designed to promote and further support these distribution channels.
TAXES
     The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.
     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
     Qualifications as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.
     In order to be taxable as a RIC, each Fund must distribute at least 90% of its net investment taxable income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, securities of two or more issuers (other than securities of other RICs) if the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar or related trades or business, or securities of one or more qualified publicly traded partnerships.
     Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.
     If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.
     Federal Income Tax Treatment of Dividends and Distributions. A Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.
     The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
     If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
     Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

     In certain cases, the Funds will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury, an amount from any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a resident alien).
     In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.
     Certain distributions from a Fund may qualify as qualified dividend income. Qualified dividend income distributed to any individual is taxable at the lower, long-term capital gains rates. A distribution from a Fund generally qualifies as qualified dividend income to the extent it was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations, including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the long-term capital gains rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.
     Redemptions and Exchanges. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.
     Federal Excise Tax. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.
     Non-U.S. investors in a Fund may be subject to special U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

     State Taxes. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund. Many states grant tax-free status to dividends paid by mutual funds to fund shareholders from interest the fund earned on direct obligations of the U.S. government, subject in some states to certain requirements. Investments in Government National Mortgage Association and Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
     Additional Considerations for Hawaii Municipal Bond Fund. The Hawaii Municipal Bond Fund intends to qualify to pay “exempt interest dividends” to its shareholders by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Hawaii Municipal Bond Fund’s net tax-exempt interest income will be “exempt interest dividends” that may be excluded from shareholders’ gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral income tax consequences, including alternative minimum tax consequences, as discussed below.
     Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Hawaii Municipal Bond Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.
     The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Hawaii Municipal Bond Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.
     The deduction for interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Hawaii Municipal Bond Fund will be limited for federal income tax purposes to the extent that any portion of such Fund’s distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual’s “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.
     Any loss on the sale or exchange of shares of the Hawaii Municipal Bond Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.
     Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares of the Hawaii Municipal Bond Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses, in trade or business, a part of such a facility.
     Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Hawaii Municipal Bond Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code’s requirements for the payment of exempt interest dividends.
     Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.
     The Hawaii Municipal Bond Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional tax benefit from the receipt of exempt-interest dividends.
     The state and local tax consequences of an investment in the Fund may differ from the federal consequences described above and shareholders are urged to consult their tax advisers with respect to such consequence.
     Hawaii Taxation. The State of Hawaii has specifically adopted Sections 852 and 855 of the Code for the purposes of calculating the Fund’s taxable income, which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii’s Department of

Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders that are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least 50% of the Hawaii Municipal Bond Fund’s assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Hawaii Department of Taxation has confirmed that interest income on obligations issued by the U.S. government and its territories is exempt from State of Hawaii income taxation. While the Hawaii Municipal Bond Fund intends to invest primarily in obligations that produce tax-exempt interest, if the Fund invests in obligations that are not exempt for Hawaii purposes, a portion of the Fund’s distribution will be subject to Hawaii income tax.
FUND PORTFOLIO TRANSACTIONS
     Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
     In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the advisers believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.
     For the fiscal years ended December 31, 2004, 2005 and 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2004	2005	2006
Large Cap Core Equity Fund	*	*	$70,835
Strategic Growth Fund	$98,210	$127,443	$114,086
High Grade Income Fund	$0	$0	$0
Hawaii Municipal Bond Fund	$0	$0	$0

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2004	2005	2006
Money Market Fund	$0	$0	$0
Treasury Money Market Fund	$0	$0	$0

*	Not in operation during this period.
     Brokerage Selection. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker’s ability to provide “best execution.” The advisers consider a number of factors when selecting brokers, such as the broker’s reputation and level of experience, the broker’s ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker’s familiarity with the market, the broker’s reliability and integrity, the broker’s fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, a Fund’s adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.
     Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.
     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by a Fund’s adviser under the Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.
     In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
     From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
     For the fiscal year ended December 31, 2006, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

		Total Dollar Amount
	Total Dollar Amount	of Transactions
	of Brokerage	Involving Brokerage
	Commissions for	Commissions for
Fund	Research Services	Research Services
Large Cap Core Equity Fund	$86,100.31	$78,504,454.60
Strategic Growth Fund	$0	$0
High Grade Income Fund	$0	$0
Hawaii Municipal Bond Fund	$0	$0
Money Market Fund	$0	$0
Treasury Money Market Fund	$0	$0
     Brokerage with Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or sub-adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
     For the fiscal years ended December 31, 2004, 2005 and 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected through affiliated brokers:

	Total $ Amount of Brokerage			% of Total Brokerage			% of Total Brokerage
	Commissions Paid to			Commissions Paid to			Transactions Effected Through
	Affiliated Brokers			Affiliated Brokers			Affiliated Brokers
Fund	2004	2005	2006	2004	2005	2006	2004	2005	2006
Large Cap Core Equity Fund	*	*	$0	*	*	0%	*	*	0%
Strategic Growth Fund	$0	$0	$0	0%	0%	0%	0%	0%	0%
High Grade Income Fund	—	—	—	—	—	—	—	—	—
Hawaii Municipal Bond Fund	—	—	—	—	—	—	—	—	—
Money Market Fund	$0	$0	$0	0%	0%	0%	0%	0%	0%
Treasury Money Market Fund	$0	$0	$0	0%	0%	0%	0%	0%	0%

*	Not in operation during this period.
     “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. On December 31, 2006, the following Funds held securities of the Trust’s “regular brokers or dealers” as follows:

		Total $ Amount of
		Securities of Each
		Regular
Fund	Name of Broker/Dealer	Broker-Dealer Held
Large Cap Core Equity Fund	Lehman Brothers Inc.	3,928
	J. P. Morgan Chase Bank	2,800
	Citigroup	2,790
	Bear Stearns & Co, Inc.	2,299
	Bank of America	1,641
	Morgan Stanley	1,172
	Goldman, Sachs & Company	1,076
	Bank of New York	524
	Legg Mason	428
	Merrill Lynch, Inc.	419

Strategic Growth Fund	Goldman, Sachs & Company	2,950
	Merrill Lynch, Inc.	2,858
	Lehman Brothers Inc.	2,820

High Grade Income	Lehman Brothers	15,758

		Total $ Amount of
		Securities of Each
		Regular
Fund	Name of Broker/Dealer	Broker-Dealer Held
	Bank of America	6,481
	J.P. Morgan Chase Bank	4,365
	Bear, Stearns & Co., Inc.	3,763
	Goldman, Sachs & Company	2,484
	Merrill Lynch, Inc.	1,419
	Jefferies Group	655

Money Market Fund	Barclays Bank	16,200
	Deutsche Bank Securities, Inc.	10,999
	UBS Finance	10,998

Treasury Money Market Fund*	UBS Securities	85,000
	Barclays Bank	74,000

*	All of the broker-dealer securities held by the Treasury Money Market Fund represent repurchase agreements fully collateralized by U.S. Treasury securities.
     For the fiscal years ended December 31, 2005 and December 31, 2006, the Funds experienced the following portfolio turnover rates:

	Portfolio Turnover Rate
Fund	2005	2006
Large Cap Core Equity Fund*	*	51%
Strategic Growth Fund	55%	53%
High Grade Income Fund	45%	41%
Hawaii Municipal Bond Fund	41%	47%

*	The portfolio turnover rate for the Large Cap Core Equity Fund has not been included at this time because the Fund was not in operation during the period.
DESCRIPTION OF SHARES
     The Declaration of Trust authorizes the issuance of an unlimited number of series and shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued.
INFORMATION ABOUT PORTFOLIO HOLDINGS
     The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s investment adviser, principal underwriter or any affiliated person of a Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.
     Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
     These reports are also available on the Funds’ website at www.bishopstreetfunds.com. The Funds’ website also provides information about the Funds’ complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar/fiscal quarter (i.e., each March 31, June 30, September 30, and December 31). This information on the website is provided ten (10) calendar days after the end of each month, subject to a 31-day lag. The information on the Funds’ website is publicly available to all categories of persons.
     In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds’ policies and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.
     No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.

     In addition, the Funds’ service providers, such as the Sub-Advisers, Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund.
VOTING
     Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
     Where the Trust’s prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.
SHAREHOLDER LIABILITY
     The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.
LIMITATION OF TRUSTEES’ LIABILITY
     The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their Offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING
     The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. With respect to the Strategic Growth Fund, the Adviser has delegated proxy voting responsibility to BNP PAM. With respect to the Large Cap Core Equity Fund, the Adviser has delegated proxy voting responsibility to Lotsoff. The Adviser, BNP PAM, and Lotsoff will each vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds’ proxy voting record.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available on Form N-PX (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC’s website at http://www.sec.gov.
5% AND 25% SHAREHOLDERS
     A shareholder owning of record or beneficially more than 25% of a particular Fund’s shares may be considered to be a “controlling person” of that Fund. Accordingly, that shareholder’s vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund’s other shareholders. As of April 2, 2007, the following persons were the only persons who were record owners of 5% or more, or more than 25%, of the Fund’s shares.

Fund	Shareholder	Record Ownership %

Large Cap Core Equity Fund Class I Shares	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	74.47%

	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	19.35%

	Emjay Corp As Agent For First Hawaiian Bank c/o Fascorp 8515 E. Orchard Rd #2T2 Greenwood Vlg, CO 80111-5002	5.23%

Strategic Growth Fund Class I Shares	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	62.53%

Fund	Shareholder	Record Ownership %

	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	29.18%

High Grade Income Fund Class I Shares	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	45.28%

	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	43.09%

	Mercer Trust Co. Attn: DC Plan Administration Team 1 Investors Way MSC NE2 Norwood, MA 02062-1599	6.66%

Hawaii Municipal Bond Fund Class I Shares	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	83.11%

	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	7.17%

Hawaii Municipal Bond Fund Class A Shares	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	13.43%

	Stacey T. J. Wong Eric Alfred Knudsen Trust P.O. Box 759 Kalaheo, HI 96741-0759	7.90%

	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.85%

Fund	Shareholder	Record Ownership %

Money Market Fund Class I Shares	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	95.84%

Money Market Fund Class A Shares	Pershing LLC Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399-0002	99.97%

Treasury Money Market Fund Class I Shares	SEI Trust Company C/O First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	99.81%
FINANCIAL INFORMATION
     The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2006 are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report must accompany the delivery of this SAI.

APPENDIX — A
DESCRIPTION OF RATINGS
The following descriptions are summaries of published ratings.
Description of Commercial Paper Ratings

A-1	This is the highest category by Standard and Poor’s (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1	Issues rated Prime-1 (or supporting institutions) by Moody’s have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. (“Fitch”). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings
Moody’s highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.
An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization Schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of Payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.
Description of Corporate Bond Ratings
S&P
Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB—rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
Moody’s
Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located.
When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.
Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.
Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.
Fitch IBCA
Bonds rated AAA by Fitch IBCA are judged by Fitch IBCA to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch IBCA are judged by Fitch IBCA to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.
Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
Thomson
Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

APPENDIX — B
PROXY VOTING POLICIES AND PROCEDURES
BISHOP STREET CAPITAL MANAGEMENT
STANDARD POLICY MANUAL
PROXY VOTING POLICY
I. STATEMENT OF POLICY
     Bishop Street Capital Management (“BSCM”), as a matter of policy and as a fiduciary to our institutional, investment company and individual clients, has the responsibility for voting proxies for portfolio securities consistent with the best interests of our clients unless any client explicitly retains responsibility for proxy voting. Our firm maintains written policies and procedures for the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices.
     For those clients who have retained proxy voting responsibility, BSCM has no authority and will not vote any proxies for those client portfolios.
     BSCM has designated the Compliance & Information Director who is responsible for establishing, implementing and monitoring our proxy policy and practices.
     Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
II. RESPONSIBILITY
     The BSCM Compliance & Information Director has overall responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and recordkeeping.
III. PROCEDURES
     BSCM has adopted various procedures and reviews to implement the firm’s policy and to monitor and insure the firm’s policy is observed, implemented properly and amended or updated as appropriate, which include the following:
     A. Account setup
     At the opening of each account, the persons responsible for account setup will provide the client with appropriate paperwork to instruct the client’s custodian to forward proxies to BSCM. At the same time, proxy voting authority, any client proxy policies or guidelines regarding proxy voting will be recorded.

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     B. BSCM investment management agreements
     BSCM investment management agreements specify who has proxy voting responsibility. The BSCM investment management agreement for institutional clients provides that BSCM has proxy voting authority. BSCM investment management agreements for individual clients provides the option for either BSCM or the client to have proxy voting responsibility. The designation of the person, i.e., BSCM, the client or other entity, who has responsibility for proxy voting is recorded in the account set up process.
     C. Proxy monitoring, reporting and records
     All proxy materials will be forwarded to the designated Administrative Assistant. This person’s responsibilities will include:
•	Review of proxies received against securities held and attempt to obtain any missing proxy materials/ballots prior to the voting deadline.

•	Voting the proxies according to the research service provider’s recommendation.

•	Transmitting the voted proxies to the issuer.

•	Recording how each proxy was voted for each client.

•	Maintaining appropriate proxy voting records by issuer and for clients

•	Prepare and provide proxy voting reports to clients upon client request.
     D. Research
     BSCM has retained the services of Institutional Shareholder Services (“ISS”), a nationally recognized and independent proxy service, to provide research and voting recommendations for all proxy issues based on its research. ISS has no authority or responsibility for voting BSCM client proxies.
     E. Proxy Voting
     The Administrative Assistant will receive each issuer’s proxy materials, statements, ballots, etc., and forward them to the appropriate analyst/portfolio manager for review. It is the policy to vote in accordance with ISS’ guidelines unless in doing so would not be in the clients’ best interest. In such instances, each issue would be evaluated for any conflicts of interest as noted below.
     F. Conflicts of Interest
     Where the analyst/portfolio manager feels that ISS’ recommendation would not be in the best interest of our clients, the Chief Investment Officer or an appropriate designate, will evaluate the docket of those proxies and determine if a material conflict of interest is present for any of the proxies.
     In determining whether a material conflict of interest is present and material, some of the general factors which BSCM will consider, but not limited to, are: business relationships, personal relationships, familial relationships and fund relationships. Where BSCM or an affiliate has a substantial business relationship with the company, the materiality of the business relationship will generally be viewed as follows. It is presumed to be non-material if the conflict involved is less than 1% of BSCM’s annual revenues. In cases where it is in excess of 1% of BSCM’s annual revenues, it will be evaluated on a case by case basis to determine the materiality of the conflict. Where BSCM or

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an affiliate has personal or familial relationships causing a material conflicts of interest, the voting procedure described below would take effect. To determine whether a personal or familial relationship exists which may create material conflicts of interest, BSCM Access Personnel will annually certify whether they, or an immediate family member, serves as a director of a public company or at the executive management level of a public company as well as identify the public company to which they are serving.
     In the event of any actual or potential conflicts of interest that arise in the exercise of BSCM’s proxy voting responsibilities, any such conflict will result in BSCM’s Proxy Committee evaluating the issue and casting a vote on the issue unless a member is the source of the conflict. If the Proxy Committee unanimously agrees upon the issue, it shall be voted as unanimously agreed upon. In the event whereby there is not a unanimous agreement of the Proxy Committee or the conflict of interest cannot be resolved within the Proxy Committee, BSCM will employ an independent fiduciary to vote these proxies.
     If there is no material conflict of interest the analyst/portfolio manager will instruct the Administrative Assistant to vote accordingly.
     Where BSCM advisory clients hold shares of Bishop Street Funds, the policy is to mirror vote the fund proxies.
     G. Proxy Committee
     The Proxy Committee shall consist of the following members: the Chief Investment Officer, Director of Equities and the Compliance & Information Director.
     H. Disclosure
     BSCM discloses a summary of our proxy voting policy and practices in Form ADV Part II which is updated as appropriate.
     I. Annual Review of Proxy Policy
     The Compliance & Information Director will review BSCM’s Proxy Policy on an annual basis and amend, or supplement, as may be necessary, so as to remain current and appropriate for BSCM’s proxy practices, acting in the clients’ best interests and meeting applicable regulatory requirements.
IV. RECORDKEEPING
     The Compliance & Information Officer has overall responsibility for maintaining files and records regarding BSCM’s proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in BSCM’s offices and an additional three years off-site in secure and accessible facilities. The firm’s recordkeeping procedures include the following:
•	BSCM maintains relevant records, in paper or electronic format, i.e., internally and externally, EDGAR and ISS, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

•	BSCM also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

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•	BSCM also maintains and files the Form N-PX for investment companies that it acts as investment adviser to and has not assigned the voting responsibilities to a sub-adviser.

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PROXY VOTING POLICY
Exercise of voting rights is an integral part of our asset management process and a central means of holding directors accountable for the stewardship of companies in which BNP PAM has invested on behalf of its clients. BNP PAM is committed to ensure consistent exercise of voting rights across all mutual funds and institutional mandates where proxy voting has been delegated to us. BNP PAM operates at arms length from the rest of the BNP Paribas Group and exercises all votes independently.
Through implementation of our Voting Policy, we aim to foster best practice in corporate governance and ethical business conduct while supporting company decisions leading to long-term value creation for shareholders and economic development1.
Corporate governance practices which BNP PAM supports include:
•	full disclosure of company affairs in reports and accounts,

•	competence and independence of board members and committees,

•	transparency of remuneration schemes, appointment and nomination processes,

•	professional conduct and independence of auditors,

•	adequate justification of share issues and repurchases and major corporate actions

•	sustainability of dividend policies,

•	changes to company statutes that have a positive impact on shareholder rights, and

•	resolutions consistent with the “one share — one vote — one dividend” principle.
Our policy is supported by detailed guidelines that address key voting issues relating to: approval of report and accounts, appointments and remuneration of board members and auditors, financial operations and changes to company statutes. For each voting issue, the guidelines highlight resolutions that (i) reflect or tend toward best practice and that we will support, (ii) may raise concerns and on which we will abstain and (iii) go against shareholder interests and that we will oppose.
While our policy and guidelines reflect international best practice in the field of corporate governance and are subject to annual review in light of experience gained2, they cannot cover all potential voting issues. Therefore, in applying its voting guidelines, BNP PAM strives to act in the best interests of clients in the light of specific circumstances as they relate to the market and the company in order to protect and enhance the long-term value of their shareholdings.
This voting policy applies to all entities within BNP PAM and its affiliates. External investment managers to which BNP PAM delegates portfolio management are expected to develop their own voting policy in line with market practice and to periodically report on its implementation.

1	Addition for SRI funds “environmental conservation and social cohesion”.

[2]	Benchmarks such as the UK Combined Code were used to define best practice. Minimum acceptable standards for the 2003 voting season are based on AFG recommendations and will be reviewed based on the Bouton report whose recommendations will apply from 2004.

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I —Voting Guidelines Preamble
These guidelines support BNP PAM Voting Policy. They address key voting issues grouped in four themes: Approval of Accounts, Financial Operations, Appointments and Remuneration, and other relevant issues (E.g., related party transactions). For each issue, the guidelines highlight best practices and issues that may trigger an “oppose” or “abstain” vote. Voting decisions are based on the following considerations,
•	OPPOSE: The proposal is not acceptable and is not in shareholders’ long-term interests
•	ABSTAIN: The proposal raises issues of concern for shareholders
•	FOR: The proposal reflects or tends toward best practice and is in shareholders’ long term interests

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II — Report and Accounts
1. Approval of accounts

Key factors that may trigger an “abstain” or “oppose” vote
Voting Issue	Best practice	Abstain	Oppose
	• Information provided by the Board presents a full and fair view of company affairs and financial situation.	• The audit committee comprises less than a third independent members AND an executive director is member of the committee	• The auditors have qualified the accounts

Approval of Report and Accounts	• The accounts have been recommended by an independent [1] audit committee.		• The board has not set up an audit committee (to be reviewed on a case-by-case basis for smaller companies)

• The company provides adequate disclosures on key financial and extra-financial risks

Dividends/Appropriat ion of earnings	• The dividend is covered and the pay-out ratio is reasonable	• Uncovered dividends (by earnings or cash flow), unless these are reasonably justified by the board

[3]	The audit committee is composed of at least 50% independent members, does not comprise an executive director, and its members have financial competence

Key factors that may trigger an “abstain” or “oppose” vote
Voting Issue	Best practice	Abstain	Oppose
	• The auditors have been recommended by an independent [1] audit committee	• The audit committee comprises less than a third independent members AND an executive director is member of the committee	• The board has not set up an audit committee (to be reviewed on a case-by-case basis for smaller companies)

Auditors’ Appointment and Remuneration	• The audit committee has disclosed its policy for the provision of non-audit services by the auditors (e.g. excluded services and pre-approval works)	• There are potential concerns regarding the independence of the auditors (e.g. appointment exceeds 6 years)	• There are serious concerns regarding the independence of the audit process (e.g. advisory fees exceed audit fees — where disclosed)

	• There is full disclosure of audit fees and advisory fees.	• Advisory or audit fees are not disclosed

2. Financial Operations

Key Factors that may trigger an “abstain” or “oppose” vote
Voting Issue	Best Practice	Abstain	Oppose
Share issue authority	• The authority respects the “one share — one vote — one dividend” principle	• The authority exceeds 100% of issued share capital (to be reviewed on a case by case basis)	• The authority exceeds 100% of issued share capital AND exceeds 5 years (to be reviewed on a case by case basis)

	• The authority is suitably justified and limited, in amount and duration, and does not create significant unbalances between categories of shareholders		• The authority exceeds 20% and does not include pre-emption rights or priority rights

	• Multiple voting right shares are used to reward long-term ownership without giving certain shareholders power disproportionate to their equity ownership (e.g. minimum holding period around 2 years)		• The authority is likely to be used as an anti-takeover measure

Share repurchase authority	• Share repurchase represents best use of company resources and is limited in volume and duration	• Share repurchase authority exceeds 10% of issued capital and 2 years	• Share repurchase authority is likely to be used as an anti-takeover measure

Share issues reserved to employees	• The authority to issue share does not create significant imbalances between categories of shareholders	• Cumulative volume exceeds 10% of issued capital AND discount over 10%	• Cumulative volume exceeds 10% of issued capital AND discount over 20%

3. Appointments and Remuneration of Directors and Executives

Key factors that may trigger an “abstain” or “oppose” vote
Voting Issue	Best Practice	Abstain	Oppose

Key factors that may trigger an “abstain” or “oppose” vote
Voting Issue	Best Practice	Abstain	Oppose
Directors’ Appointment	• The Board of Directors (or Supervisory Board) is independent from management and represents the interests of majority and minority shareholders [4].	• The candidate is not independent[5] and:

	• Candidates are proposed by an independent nomination committee composed of at least 33% independent Directors	• the board comprises less than 50% independent directors (non-controlled companies)

	• There is sufficient biographical information for shareholders to vote on an informed basis	• the board comprises less than 33% independent directors (controlled companies)

	• Shareholders can vote separately on the election of individual directors	NB. The proposed resolution is assessed in light of the existence and degree of independence of the nomination committee.

[4]
Indicative proportion of independent Directors: 50% in non-controlled companies and 33% in controlled companies.
[5]	Factors that may compromise independence include :
•	To represent a shareholder holding more than 5% of stock or vote

•	To be an employee or corporate officer of the corporation, or an employee or director of its parentor a company that it consolidates, and not having been in such a position for the previous five years

•	To be a chief executive officer of another company (B) if one of the following requirements is complied :
•	The concerned company (A) is as legal entity directly or not directly director in the company B ;

•	An employee of the company A is a director of the company B (currently or less than 5 years) ;

•	An executive of the company A is a director of the company B (currently or less than 5 years) ;
•	To be a customer, supplier, investment banker or commercial banker
•	That is mateiral for the corporation or its group

•	Or a significant part of whose business the corporation or its group accounts
•	To be a related by close family ties to a corporate officer
(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued). (continued.(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).(continued).

Key factors that may trigger an “abstain” or “oppose“ vote
Voting Issue	Best Practice	Abstain	Oppose
Director Fees	• Linked to attendance and in line with benchmarks (based on country practices)	• Not linked to attendance	• Not linked to attendance and deemed excessive

Remuneration of Senior Executives	• The remuneration scheme has been recommended by an independent[6] remuneration committee	• The remuneration scheme is disproportionate with regards to company performance (e.g. based on share value and/or intrinsic value) and relevant peer group

•   The remuneration schemes in line with long term company performance (e.g. the remuneration committee has considered the impact of share repurchases undertaken during the previous year on relevant performance targets for incentive schemes)
NB. The proposed resolution is assessed in light of the existence and degree of independence of the remuneration committee.

•	To have been an auditor of the corporation within the previous five years

•	To have been a director of the corporation for more than twelve years

•	To hold more than five directorship positions in listed companies; or three directorship outside their group for corporate officers

[6]	The remuneration committee is composed of at least 50% independent members and does not comprise an executive director

Key factors that may trigger an “abstain” or “oppose” vote
Voting Issue	Best Practice	Abstain	Oppose
Stock Option Plans	• The stock option plan has been recommended by an independent remuneration committee[3]	• Stock option plans that meet ONE of the following conditions:

	• The stock option plan meets the following conditions:	• Cumulative volume of proposed and outstanding stock option plans exceeds 10% of issued capital

	• No discount for executives	• Existence of a discount for executives

	• Sum of vesting and holding periods is at least 3 years	• Sum of vesting and holding periods less than 3 years

	• Clear exercising conditions	• Possibility to re-test exercising conditions

NB. The proposed resolution is assessed in light of the existence and degree of independence of the remuneration committee.

4. Other Relevant Issues

Key factors that may trigger an “abstain” or “oppose” vote
Voting Issue	Best Practice	Abstain	Oppose
Changes to Company Statutes	• Actions that respect the “one share — one vote — one dividend” principle	• Resolution that carry adverse impacts on shareholder rights [7]

Related-party Transactions and other Resolutions	• There is full disclosure of information relevant to the consideration of the proposed resolution and such information is presented in a fair and balanced way	• Insufficient disclosure of relevant information	• Resolutions bundled together that include a substantive and unacceptable proposal

• Blind resolutions (“Other Items”)

To be considered on a case-by-case basis in light of:

Shareholder Resolutions	• Appropriate for general assembly	• Justification by its proponents

	• Aligned with shareholders long-term interest	• Board support or justification of opposition

[7]	To be considered on a case-by-case basis in light of information provided by the company

Lotsoff Capital Management
Statement of Proxy Voting Policies and Procedures
2006
General Proxy Voting Policy
     Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Pursuant to various provisions of the Adviser’s Act, LCM acts in a fiduciary capacity with respect to each of its advisory clients and, therefore, LCM must act in the interest of the beneficial owners of the accounts it manages.
     With respect to proxies that LCM votes, the primary objective of LCM is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients’ investments. LCM will likely vote against any proposals that LCM believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. LCM will attempt to consider all factors of its vote that could affect the value of the beneficial owner’s investments.
     In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for advisory clients that are ERISA plan assets. As such, LCM must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not, under any circumstances, allow our voting to be dictated by the position of any outsiders. It is LCM’s intent to vote proxies in all instances except that, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to LCM according to the provision of stock loan agreements.
     LCM’s proxy voting process is dynamic and subject to periodic review. Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in LCM’s discretion to address any such changes.
     The following summarizes LCM’s current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.
     The LCM proxy voting policy and procedures are available to our clients upon request.

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PROXY VOTING POLICIES AND PROCEDURES
BUSINESS OPERATIONS
These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices. LCM generally votes in favour of such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:
•	Name changes

•	Election of directors

•	Ratification of auditors

•	Maintaining current levels of directors’ indemnification and liability

•	Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest

•	Employee stock purchase or ownership plans
CHANGES IN STATUS
There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries. Changes in status include proposals regarding:
•	Mergers, acquisitions, restructurings

•	Reincorporations

•	Changes in capitalization
SHAREHOLDER DEMOCRACY
We will generally vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:
•	Increased indemnification protections for directors or officers

•	Certain supermajority requirements

•	Unequal voting rights

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•	Classified boards

•	Cumulative voting

•	Authorization of new securities if intention appears to be to unduly dilute shareholders’ proportionate interest

•	Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders
We will generally support proposals that maintain or expand shareholder democracy such as:
•	Annual elections

•	Independent directors

•	Confidential voting

•	Proposals that require shareholder approval for:

•	Elimination of cumulative voting or preemptive rights

•	Reclassification of company boards
COMPENSATION
We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options.
OTHER MATTERS
There are proxy proposals that address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, LCM will review each issue on a case-by-case basis and determine what in our opinion, will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.
Additional Information
On a case-by-case basis, certain issues may be voted inconsistently with our policy based on the recommendation of proxy services that we have retained.

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Conflicts of Interest
     LCM must act as a fiduciary when voting proxies on behalf of its advisory clients. In that regard, LCM will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document. In addition, LCM will actively monitor the proxies it receives on behalf of its advisory clients to identify and resolve any potential conflict of interest.
     Where LCM identifies a potential conflict of interest, LCM will initially determine whether such potential conflict is material. Where LCM determines there is a potential for a material conflict of interest regarding a proxy, LCM will take one or some of the following steps: (i) inform the client of the conflict and LCM’s voting decision; (ii) discuss the proxy vote with the client; (iii) fully disclose the material facts regarding the conflict and seek the client’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever LCM determines there is a potential for a material conflict of interest, LCM will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the client and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.
Recordkeeping
     In accordance with Rule 204-2 under the Adviser’s Act, LCM will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client’s written or oral requests, and (vi) any documents prepared by LCM that were material to how a proxy was voted or that memorialized the basis for the voting decision.
     In maintaining item (ii) above, LCM may rely on proxy statements filed on the SEC’s EDGAR system in lieu on maintaining internal copies. In maintaining item (iii) above, LCM may rely on the records of any third party, such as a proxy voting service.
     LCM will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last entry was made on such record. During the first two (2) years of such six (6) year period, all required documents will be maintained in an easily accessible location.
Disclosure of Proxy Voting Record
     LCM will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to advisory clients. LCM will further provide a copy of these

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policies and procedures to any client upon request. In addition, LCM will inform its clients how they can obtain further proxy voting information about their own proxies.
     Upon a request from a client, LCM will furnish its proxy voting record with respect such client’s securities. In general, LCM will respond to such client request; however, any client request for information that LCM is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by LCM).
     Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser’s Act, LCM is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their advisory clients’ holdings).
     With respect to each of LCM’s advisory clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which LCM has been delegated the responsibility for voting the proxies, LCM will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.

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